UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 25, 2017
(Date of earliest event reported)	May 24, 2017

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2017 annual meeting of shareholders on May 24, 2017. The matters voted upon at the meeting and the results of such voting are set forth below.

1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at the later of our annual meeting of shareholders in 2018 or upon a successor being elected and qualified, as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	Brian L. Derksen	154,109,875	1,073,295	717,935	31,932,277
	Julie H. Edwards	154,499,221	899,323	502,562	31,932,277
	John W. Gibson	149,337,350	5,693,080	870,676	31,932,277
	Randall J. Larson	154,181,304	1,097,384	622,418	31,932,277
	Steven J. Malcolm	153,520,770	1,699,163	681,173	31,932,277
	Jim W. Mogg	153,460,894	1,633,497	806,715	31,932,277
	Pattye L. Moore	152,449,373	2,782,834	668,898	31,932,277
	Gary D. Parker	151,785,660	3,460,758	654,688	31,932,277
	Eduardo A. Rodriguez	152,153,774	3,063,052	684,279	31,932,277
	Terry K. Spencer	153,522,193	1,821,724	557,188	31,932,277

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2017, was ratified by a majority of the votes cast as follows:

		Votes For 184,995,908	Votes Against 2,223,657	Abstain 613,817

3. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2017 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

	Votes For 148,834,618	Votes Against 5,464,497	Abstain 1,601,713	Broker Non-Votes 31,932,555

	4. The advisory votes on the frequency of the advisory shareholder vote on executive compensation were cast as follows:

	1 Year 136,100,589	2 Years 1,791,476	3 Years 16,689,748	Abstain 1,319,014	Broker Non-Votes 31,932,555

Based on these results, we intend to provide shareholders with an annual, non-binding advisory vote on executive compensation until the next required non-binding advisory vote on the frequency of future advisory votes on executive compensation as required by the rules of the Securities and Exchange Commission.

Item 7.01		Regulation FD Disclosure

On May 24, 2017, we issued a news release relating to the remarks made by Terry K. Spencer, President and Chief Executive Officer, at our annual meeting of shareholders on May 24, 2017. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

99.1		News release issued by ONEOK, Inc. dated May 24, 2017 - President and CEO Remarks at Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 25, 2016	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release issued by ONEOK, Inc. dated May 24, 2017 - President and CEO Remarks at Annual Meeting.

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